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                                                                    EXHIBIT 10.4

                         ALLEGHENY TELEDYNE INCORPORATED
               1996 NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN

           (AS AMENDED AND RESTATED EFFECTIVE AS OF DECEMBER 31, 1997)

ARTICLE I.            GENERAL

         1.1. Purpose. It is the purpose of the Plan to promote the interests of the Company and its stockholders by attracting, retaining and providing an incentive to Non-Employee Directors through the acquisition of a proprietary interest in the Company and an increased personal interest in its performance. This purpose will be served by providing an opportunity for Non-Employee Directors to elect to receive Stock Options and/or Common Stock in lieu of Director's Fees, the automatic payment of a portion of the Director's Retainer Fee Payment in the form of Common Stock to those Non-Employee Directors not electing to receive such portion in the form of Stock Options and/or Common Stock and granting each Non-Employee Director annually an option covering 1,000 shares of Common Stock.

         1.2. Adoption and Term. The Plan has been approved by the Board and shall become effective as of the Effective Date (as hereinafter defined). The Plan shall terminate without further action upon the earlier of (a) the tenth anniversary of the effective date, and (b) the first date upon which no shares of Common Stock remain available for issuance under the Plan.

         1.3. Definitions. As used herein the following terms have the following meanings:

         (a) "Annual Options" means the Stock Options issuable under Section 4.4(a) of the Plan.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

         (d) "Common Stock" means the common stock par value $0.10 per share, of the Company.

         (e) "Company" means Allegheny Teledyne Incorporated, a Delaware corporation, and any successor thereto.

         (f) "Compensation Year" means each calendar year or portion thereof during which the Plan is in effect.

         (g) "Director" means a member of the Board.


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         (h) "Director's Fees" means the Director's Retainer Fee Payments and the Director's Meeting Fee Payments.

         (i) "Director's Meeting Fee Payment" means the dollar value of the fees which the Non-Employee Director would be entitled to receive for attending meetings of the Board or any committee of the Board.

         (j) "Director's Retainer Fee Payment" means the dollar value of that portion of the annual retainer fee payable by the Company to a Non-Employee Director for serving as a Director and for serving as the chair of the Board or any committee of the Board as of a particular Payment Date, as established by the Board and in effect from time to time.

         (k) "Effective Date" means the date on which the "Effective Time" occurs. The term "Effective Time" shall have the meaning set forth in the Agreement and Plan of Merger and Combination, dated as of April 1, 1996, as amended and restated, by and among the Company, Allegheny Ludlum Corporation and Teledyne, Inc.

         (l) "Employee" means any employee of the Company or an affiliate.

         (m) "Fair Market Value" means, as of any given date, the average of the high and low trading prices of the Common Stock on such date as reported on the New York Stock Exchange, or, if the Common Stock is not then traded on the New York Stock Exchange, on such other national securities exchange on which the Common Stock is admitted to trade, or, if none, on the National Association of Securities Dealers Automated Quotation System if the Common Stock is admitted for quotation thereon; provided, however, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; provided, further, that if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading.

         (n) "Meeting Fee Options" means the Stock Options issuable under
              Section 4.4(b) of the Plan.

         (o) "Non-Employee Director" means a Director who is not an Employee.

         (p) "Non-Employee Director Notice" means a written notice delivered in accordance with Section 4.2.

         (q) "Plan" means this Allegheny Teledyne Incorporated 1996
              Non-Employee Director Stock Compensation Plan, as it may hereafter be amended from time to time.


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         (r) "Payment Date" means the first business day of January and July of each Compensation Year on which the Director's Retainer Fee Payment for serving as a Director is paid by the Company and the first business day of January of each Compensation Year on which the Director's Retainer Fee Payment for serving as the chair of the Board or any committee of the Board is paid by the Company.

         (s) "Retainer Fee Options" means the Stock Options issuable under
              Section 4.3 of the Plan.

         (t) "Stock Options" means options to purchase shares of Common Stock of the Company issuable hereunder.

         1.4. Shares Subject to the Plan. The shares to be offered under the Plan shall consist of the Company's authorized but unissued Common Stock or treasury shares and, subject to adjustment as provided in Section 5.1 hereof, the aggregate amount of such stock which may be issued or subject to Stock Options issued hereunder shall not exceed 700,000. If any Stock Option granted under the Plan shall expire or terminate for any reason, without having been exercised or vested in full, as the case may be, the unpurchased shares subject thereto shall again be available for issuance under the Plan. Stock Options granted under the Plan will not be qualified as "incentive stock options" under
Section 422 of the Code.

ARTICLE II.           ADMINISTRATION

         2.1. The Board. The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall interpret the Plan, promulgate, amend, and rescind rules and regulations relating to the Plan and make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. Notwithstanding the foregoing, the Board shall have or exercise no discretion with respect to the selection of persons eligible to participate hereunder, the determination of the number of shares of Common Stock or number of Stock Options issuable to any person or any other aspect of Plan administration with respect to which such discretion is not permitted in order for grants of shares of Common Stock and Stock Options to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

ARTICLE III.          PARTICIPATION

         3.1. Participants. Each Non-Employee Director shall participate in the Plan on the terms and conditions hereinafter set forth.

ARTICLE IV.           PAYMENT OF DIRECTOR'S FEES

         4.1. General. The Director's Retainer Fee Payment shall be paid to each Non-Employee Director, as of each Payment Date, as set forth in the Plan and subject to such other payment policies and procedures as the Board may establish from time to time. Director's Meeting Fee payments shall be paid reasonably promptly following the date of the meeting to


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which such payments relate. If for the applicable Compensation Year such
Non-Employee Director has not made an election to receive Stock Options or Common Stock in lieu of at least twenty-five percent (25%) of the Director's Retainer Fee Payment pursuant to Section 4.2, seventy-five percent (75%) of the director's Retainer Fee Payment shall be paid in cash and twenty-five percent (25%) of the Director's Retainer Fee Payment shall be paid in the form of Common Stock.

         4.2 Non-Employee Director Notice. A Non-Employee Director may file with the Secretary of the Company or other designee of the Board of Directors, at any time prior to December first of the calendar year prior to any Compensation Year, and at such other times as the Board may approve, a Non-Employee Director Notice making an election to receive (i) either twenty-five percent (25%), fifty percent (50%), seventy-five percent (75%) or one hundred (100%) of his or her Director's Retainer Fee Payment in the form of Stock Options and/or Common Stock with the balance to be paid in cash, and/or (ii) either one hundred percent (100%) in cash or twenty-five percent (25%), fifty percent (50%), seventy-five percent (75%) or one hundred percent (100%) of his or her Director's Meeting Fee Payment in the form of Stock Options and/or Common Stock with the balance, if any, to be paid in cash. If a Director does not timely file an election, he or she shall receive twenty-five percent (25%) of the Director's Retainer Fee Payment in Common Stock and seventy-five percent (75%) in cash and one hundred percent (100%) of the Director's Meeting Fee Payment in cash. Notwithstanding the foregoing, elections with respect to the 1996 and 1997 Compensation Years and elections by newly elected or appointed Non-Employee Directors may be made during the Compensation Years to which such elections relate. Once filed, a Non-Employee Director Notice is irrevocable with respect to the initial Compensation Year to which it relates and will be effective and irrevocable for all subsequent compensation Years until another Non-Employee Director Notice is filed by such director in accordance with the procedure described in the first sentence of this Section 4.2.

         4.3      Conversion to Shares.

         (a) Director's Retainer Fee Payment. Each Non-Employee Director who pursuant to Section 4.1 or 4.2 is to receive Common Stock as all or part of his or her Director's Retainer Fee Payment with respect to a Compensation Year and who is elected or reelected or is a continuing Non-Employee Director as of the date of commencement of such Compensation Year as of the applicable Payment Date, shall receive as of each Payment Date during such Compensation Year a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of the Director's Retainer Fee Payment to be paid in the form of Common Stock by (ii) the Fair Market Value of the Common Stock per share on such Payment Date. Cash shall be paid in lieu of any fractional shares.

         (b) Director's Meeting Fee Payment. Each Non-Employee Director who has duly filed a Non-Employee Director Notice in accordance with Section 4.2 with respect to a Compensation Year and elected to receive all or any portion of the Director's Meeting Fee Payment in the form of Common Stock shall receive as of the first business day in January of the next following Compensation Year a number of shares of Common Stock equal to the quotient


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obtained by dividing (i) the amount of the Director's Meeting Fee Payment for the Compensation Year to be paid in the form of Common Stock by (ii) the Fair Market Value of the Common Stock per share on such day. Cash shall be paid in lieu of any fractional shares.

         4.4      Stock Options.

         (a) Annual Option Grants. An Annual Option covering 1,000 shares of Common Stock shall be granted to each Non-Employee Director on the date of adoption of the Director Stock Plan by the Board, subject to approval by the stockholders of Allegheny Ludlum Corporation and Teledyne, Inc. at their respective special meetings of shareholders presently scheduled to be held in 1996 and to the effectiveness of the Plan. Thereafter, an Annual Option covering 1,000 shares of Common Stock will be granted to each Non-Employee Director automatically at the conclusion of each Company Annual Meeting. If, after the date of adoption of this Plan, a director first becomes a Non-Employee Director on a date other than an Annual Meeting date, an Annual Option covering 1,000 shares of Common Stock will be granted to such director on his or her first date of Board service. The purchase price of the Common Stock covered by each Annual Option will be the Fair Market Value of a share of Common Stock as of the date of grant of the Annual Option.

         (b) Retainer Fees Options. Retainer Fee Options will be granted on the Payment Dates of each Compensation Year. The number of shares of Common Stock to be subject to a Retainer Fee Option shall be equal to the nearest number of whole shares determined by multiplying the Fair Market Value of a share of Company Common Stock on the date of grant by 0.3333 and dividing the result into the applicable portion of the Director's Retainer Fee Payment elected to be received as Stock Options by the Non-Employee Director for the Compensation Year. The purchase price of each share covered by each Retainer Fee Option shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Retainer Fee Option multiplied by 0.6666.

         (c) Meeting Fee Options. Meeting Fee Options for a Compensation Year will be granted on the first business day of the next following Compensation Year after the conclusion of the Compensation Year. The number of shares of Common Stock to be subject to a Meeting Fee Option shall be equal to the nearest number of whole shares determined by multiplying the Fair Market Value of a share of Company Common Stock on the date of grant by 0.3333 and dividing the result into the portion of the Director's Meeting Fee Payment elected to be received as Stock Options by the Non-Employee Director. The purchase price of each share covered by each Meeting Fee Option shall be equal the Fair Market Value of a share of Common Stock on the date of grant of the Meeting Fee Option multiplied by 0.6666.

         (d) Duration and Exercise of Stock Options. Subject to Section 4.4(g) below, Annual Options and Retainer Fee Options become exercisable on the first anniversary of the date on which they were granted and Meeting Fee Options become exercisable immediately upon grant. Stock Options shall terminate upon the expiration of ten years from the date of grant. No Stock Option may be exercised for a fraction of a share and no partial exercise of any Stock Option may be for less than one hundred (100) shares.


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         (e) Purchase Price. The purchase price for the shares shall be paid in full at the time of exercise (i) in cash or by check payable to the order of the Company, (ii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of Stock Option holder, or (iii) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the Stock Option price (in which case the exercise will be effective upon receipt of such proceeds by the Company). Shares of Common Stock used to satisfy the exercise price of a Stock Option shall be valued at their Fair Market Value on the date of exercise.

         (f) Transferability. Stock Options granted hereunder shall not be transferable, other than by will or the laws of descent and distribution and shall be exercisable during a Stock Option holder's lifetime only by the Stock Option holder or by his or her guardian or legal representative, except to the extent (i) transfer is permitted by Rule 16b-3 promulgated under the Exchange Act, and (ii) approved by the Committee. Subject to the foregoing, Stock Options shall not be assigned, pledged or otherwise encumbered by the holder thereof, either voluntarily or by operation of law.

         (g) Termination of Directorship. All rights of a director in a Stock Option, to the extent that the Stock Option has not been exercised, shall terminate three months after the date of the termination of his or her services as a director for any reason other than (i) the death of the director, (ii) cessation of services as a director because the individual, although nominated by the Board, is not elected by the stockholders to the Board, or (iii) retirement because of total and permanent disability as defined in Section 22(e)(3) of the Code (collectively "Termination Events"). If a director ceases to be a director of the Company because of a Termination Event, (i) the nearest whole number of unexercisable Stock Options shall immediately become exercisable which equals the number of full months actually served by the director as a Non-Employee Director during the Compensation Year at issue divided by 12, multiplied by the number of unexercisable Stock Options on the date of the Termination Event. The remaining unexercisable portion of all such Stock Options shall terminate. All then exercisable Stock Options shall expire twelve months after the date of a Termination Event.

ARTICLE V.            MISCELLANEOUS

         5.1. Adjustments Upon Changes in Common Stock. The number and kind of shares available for issuance under the Plan, and the number and kind of shares subject to, and the exercise price of, outstanding Stock Options, shall be appropriately adjusted to prevent dilution or enlargement of rights by reason of any stock dividend, stock split, combination or exchange of shares, recapitalization, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the shares issuable under the Plan.

         5.2. Amendment and Termination. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the affirmative approval of the shareholders of the Company, increase the number of shares of Common Stock available for issuance hereunder or make any other amendment which requires shareholder approval under Rule 16b-3 promulgated under the Securities Exchange Act of 1934,


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as amended, unless the Board determines that such compliance is no longer desired, or under any applicable law. The Board shall have the right and the power to terminate the Plan at any time. No amendment or termination of the Plan may, without the consent of the Non-Employee Director, adversely affect the right of such Non-Employee Director with respect to any Stock Options then outstanding.

         5.3. Requirements of Law. The issuance of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

         5.4. No Guarantee of Membership. Nothing in the Plan shall confer upon a Non-Employee Director any right to continue to serve as a Director.

         5.5. Construction. Words of any gender used in the Plan shall be construed to include any other gender, unless the context requires otherwise.


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